Income Taxes - Schedule of Income Tax Expense (Benefit) (Details) - MXN ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Income Tax Expense (Benefit) [Abstract]
Expected benefit, expense		$ 3,771,845	$ 1,804,233	$ 3,348,174
Increase (decrease) as a result of:
Inflation effect, net		(499,798)	(581,549)	(524,640)
Impact of the nominal rate differences between the USA and Mexico		97,889	112,377	29,996
Benefit from utilization of tax loss carry-forwards and others	[1]	712,763	342,202	80,166
Others, net (includes permanent items) Income tax expense		(2,022,576)	62,735	365,826
Income tax expense		$ 2,060,123	$ 1,739,998	$ 3,299,522
Effective tax rate		16.42%	27.92%	29.56%

[1]	This amount corresponds to the income tax benefit obtained by those companies that used tax loss carry-forwards in the years presented that were generated previously to 2024, 2023 and 2022, less the effect of tax losses incurred by some subsidiaries for which no deferred tax asset was recorded.